                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 5, 1994
                                                        ----------------




                            Sun Distributors L. P.
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      1-9375                23-2439550
- - --------------------------------------------------------------------------------
     (State or other                (Commission           (I.R.S. Employer
     jurisdiction of                File Number)           Identification
      organization)                                            Number)



                       2600 One Logan Square
                    Philadelphia, Pennsylvania           19103
- - --------------------------------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (215) 665-3650
                                                   --------------



                                             Page 1 of 11
                                       Exhibit Index on page 11

Item 2.   Acquisition or Disposition of Assets.

     On December 5, 1994, the Registrant completed the sale of certain assets of its Electrical Group divisions (American Electric Company, Keathley-Patterson Electric and Philips & Company) to Consolidated Electrical Distributors, Inc. for a cash consideration of approximately $30,000,000 (subject to certain post-closing adjustments) and the assumption of certain liabilities. The amount of the consideration was determined by arms-length negotiations between the parties. The asset purchase agreement, as amended, is attached as an exhibit to this report.


Item 7.   Financial Statements and Exhibits.

(b)   Pro forma financial information.
                                                   Page
                                                   ----

     Introduction                                     3

     Pro Forma Consolidated Balance Sheet,
       September 30, 1994 (Unaudited)                 4

     Pro Forma Consolidated Statement of Income
       for the Nine Months ended September 30,
       1994 (Unaudited)                               5

     Pro Forma Consolidated Statement of Income
       for the Year ended December 31, 1993
       (Unaudited)                                    6

     Notes to Pro Forma Financial Information
       (Unaudited)                                  7-9

(c)   Exhibits.

     The following exhibit is filed as part of this Report:

2.1 Asset Purchase Agreement for the Acquisition of the Assets of the Electrical Products Group Division of SDI Operating Partners, L.P. by Consolidated Electrical Distributors, Inc., dated as of October 4, 1994, as amended.

                      SUN DISTRIBUTORS L.P. AND SUBSIDIARY

                        PRO FORMA FINANCIAL INFORMATION

                                  INTRODUCTION



On December 5, 1994, SDI Operating Partners L.P., a subsidiary limited partnership of Sun Distributors L.P. ("the Company") sold certain assets of its three Electrical Group Divisions for an aggregate consideration of approximately $30.0 million (subject to certain post-closing adjustments) and the assumption of certain liabilities. The accompanying pro forma consolidated balance sheet and pro forma consolidated statements of income give effect to these divestitures.

The pro forma financial information is unaudited and assumes that the transaction for which pro forma effects are shown occurred as of September 30, 1994 for the pro forma consolidated balance sheet and as of January 1, 1993 for the pro forma consolidated statements of income (the "pro forma financial information").

The pro forma financial information presented herein is not necessarily indicative of what the financial position or results of operations would have been had the transaction occurred on those dates, nor are they necessarily indicative of the future results of operations of the Company. Management believes the pro forma adjustments reflected in the accompanying consolidated balance sheet and consolidated statements of income give effect to all material changes arising from the divestment of the three Electrical Group Divisions.
The pro forma financial information should be read in conjunction with the historical consolidated financial information and related notes included in the Company's report on Form 10-K for the year ended December 31, 1993 and report on Form 10-Q for the quarter ended September 30, 1994.

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1994
                                  (UNAUDITED)
                            (dollars in thousands)


                                                                       Electrical
                                                                       Divisions     Pro Forma
                         ASSETS                         Historical        (a)       Adjustments    Pro Forma
                 -----------------------              -------------   -----------   -----------   ------------
    Current assets:
      Cash and cash equivalents                             $2,645     (    $166)      $10,338 (b)   $12,817
      Accounts and notes receivable, net                    95,089     (  13,820)          247 (c)    81,516
      Inventories                                          103,839     (  15,604)                     88,235
      Other current assets                                   4,346     (     142)        2,500 (d)     6,704
                                                      -------------   -----------   -----------   ------------
          Total current assets                             205,919     (  29,732)       13,085       189,272

    Property, plant and equipment, net                      28,664     (   1,936)          224 (e)    26,952
    Goodwill                                                54,320     (   5,335)                     48,985
    Other intangibles                                        2,959     (     230)                      2,729
    Deferred income taxes                                    1,889                                     1,889
    Other assets                                             2,704     (      26)          264 (f)     2,942
                                                      -------------   -----------   -----------   ------------
          Total assets                                    $296,455     ( $37,259)      $13,573      $272,769
                                                      =============   ===========   ===========   ===========
               LIABILITIES AND PARTNERS' CAPITAL
         --------------------------------------------
    Current liabilities:
      Accounts payable, trade                              $61,907     (  11,425)                     50,482
      Current portion of senior notes                        5,700                                     5,700
      Notes payable                                          2,308                                     2,308
      Current portion of capitalized lease obligations         498     (      57)                        441
      Distributions payable to partners                      1,625                         978 (g)     2,603
      Accrued expenses:
        Salaries and wages                                   6,322     (     772)                      5,550
        Interest on senior notes                             2,811                                     2,811
        Management fee due the general partner               2,491                                     2,491
        Income and other taxes                               3,795     (     532)                      3,263
        Other accrued expenses                              14,080     (     855)        1,393 (h)    14,618
                                                      -------------   -----------   -----------   -----------
          Total current liabilities                        101,537     (  13,641)        2,371        90,267

    Senior notes                                            89,300                   (   1,230)(i)    88,070
    Bank revolving credit                                   13,000                   (  13,000)(j)
    Capitalized lease obligations                            4,535                                     4,535
    Deferred compensation                                    6,962                                     6,962
    Other liabilities                                        1,116     (       1)                      1,115
    Commitments and contingencies
    Partners' capital:
      General partner                                          800                                       800
      Limited partners:
        Class A interests                                   67,642                                    67,642
        Class B interests                                   13,077     (  23,617)       25,432 (k)    14,892
        Class B interests held in treasury             (     1,514)                                (   1,514)
                                                      -------------   -----------   -----------   ------------
          Total liabilities and partners' capital         $296,455     ( $37,259)      $13,573      $272,769
                                                      =============   ===========   ===========   ===========



           SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)
        (dollars in thousands except for partnership interest amounts)



                                                                          Electrical
                                                                           Divisions      Pro Forma
                                                           Historical         (l)        Adjustments     Pro Forma
                                                          -----------    -----------    -----------    -----------
       Net sales                                             $557,016     (  $85,032)                     $471,984
       Cost of sales                                          344,054        (64,919)                      279,135
                                                          -----------    -----------    -----------    -----------
          Gross profit                                        212,962        (20,113)                      192,849
                                                          -----------    -----------    -----------    -----------
       Operating expenses:
         Selling, general and administrative expenses         176,694        (16,544)                      160,150
         Management fee to general partner                      2,491                                        2,491
         Depreciation                                           3,491           (374)                        3,117
         Amortization                                           2,010           (212)                        1,798
                                                          -----------    -----------    -----------    -----------
          Total operating expenses                            184,686        (17,130)                      167,556
                                                          -----------    -----------    -----------    -----------
          Income from operations                               28,276         (2,983)                       25,293

       Interest income                                             51             (1)               (m)         50
       Interest expense                                         7,702             (7)    (      998)(n)      6,697
       Other income (expense), net                               (640)          (184)                   (      824)
                                                          -----------    -----------    -----------    -----------
           Income before provision for income taxes            19,985         (3,161)           998         17,822

       Provision for income taxes                                 138                                          138
                                                          -----------    -----------    -----------    -----------
           Net income                                         $19,847        ($3,161)           998        $17,684
                                                          ===========    ===========    ===========    ===========


       Net income allocated to partners:
         General partner                                         $198     (      $32)           $10           $176
                                                          -----------    -----------    -----------    -----------
         Class A limited partners                              $9,157                                       $9,157
                                                          -----------    -----------    -----------    -----------
         Class B limited partners                             $10,492     (   $3,129)          $988         $8,351
                                                          -----------    -----------    -----------    -----------


       Weighted average number of outstanding
         limited partnership interests:
         - Class A interests                               11,099,573     11,099,573     11,099,573     11,099,573
         - Class B interests                               21,675,746     21,675,746     21,675,746     21,675,746


       Earnings per limited partnership interest:
            - Class A interest                                    $.82                                         $.82
            - Class B interest                                    $.48    (     $.14)          $.05            $.39



           SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                     SUN DISTRIBUTORS L.P. AND SUBSIDIARY
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
        (dollars in thousands except for partnership interest amounts)


                                                                          Electrical
                                                                           Divisions      Pro Forma
                                                           Historical         (o)        Adjustments     Pro Forma
                                                          -----------    -----------    -----------    -----------
       Net sales                                             $655,707     ( $102,081)                     $553,626
       Cost of sales                                          402,441     (   77,937)                      324,504
                                                          -----------    -----------    -----------    -----------
          Gross profit                                        253,266        (24,144)                      229,122
                                                          -----------    -----------    -----------    -----------
       Operating expenses:
         Selling, general and administrative expenses         213,101     (   20,339)                      192,762
         Management fee to general partner                      3,330                                        3,330
         Depreciation                                           5,106     (      548)                        4,558
         Amortization                                           2,848     (      206)                        2,642
                                                          -----------    -----------    -----------    -----------
          Total operating expenses                            224,385        (21,093)                      203,292
                                                          -----------    -----------    -----------    -----------
          Income from operations                               28,881         (3,051)                       25,830

       Interest income                                             92     (        4)               (p)         88
       Interest expense                                        10,096     (       15)    (    1,177)(q)      8,904
       Other income (expense), net                                498     (      234)                          264
                                                          -----------    -----------    -----------    -----------
           Income before provision for income taxes            19,375         (3,274)         1,177         17,278

       Provision for income taxes                                 869                                          869
                                                          -----------    -----------    -----------    -----------
           Net income                                         $18,506        ($3,274)         1,177        $16,409
                                                          ===========    ===========    ===========    ===========


       Net income allocated to partners:
         General partner                                         $185     (      $33)           $12           $164
                                                          -----------    -----------    -----------    -----------
         Class A limited partners                             $12,210                                      $12,210
                                                          -----------    -----------    -----------    -----------
         Class B limited partners                              $6,111     (   $3,241)        $1,165         $4,035
                                                          -----------    -----------    -----------    -----------


       Weighted average number of outstanding
         limited partnership interests:
         - Class A interests                               11,099,573     11,099,573     11,099,573     11,099,573
         - Class B interests                               21,675,746     21,675,746     21,675,746     21,675,746


       Earnings per limited partnership interest:
            - Class A interest                                   $1.10                                        $1.10
            - Class B interest                                    $.28    (     $.15)          $.05            $.19


           SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                     SUN DISTRIBUTORS L. P. AND SUBSIDIARY

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)
                             (dollars in thousands)


1.   Basis of Presentation

     The pro forma financial information is unaudited and assumes that the transaction for which the pro forma effects are shown occurred as of September 30, 1994, for the pro forma consolidated balance sheet and as of January 1, 1993, for the pro forma consolidated statements of income.

     The gain on the sale of the three Electrical Group Divisions of approximately $2,800 and other non-recurring items related to the sale have been excluded from the accompanying pro forma consolidated statements of income, as such amounts do not represent on-going income or costs of operations.

2.   Pro forma adjustments to consolidated balance sheet:

     (a) Adjustment to reflect the elimination of historical assets and liabilities as of September 30, 1994 of the three Electrical Group Divisions.

     (b) Adjustment to reflect remaining cash proceeds from the sale of the three Electrical Group Divisions after application of cash reflected in pro forma adjustments (d), (h), (i), (j) and (k) listed below.

     (c) Adjustment to reflect the estimated Electrical Group Divisions' accounts receivable balances not sold on December 5, 1994.

     (d) Adjustment to reflect the portion of aggregate consideration held in escrow as of December 5, 1994.

     (e) Adjustment to reflect Electrical Group Divisions' properties not sold on December 5, 1994.

     (f) Adjustment to reflect a division of the Electrical Group prepaid pension asset not sold on December 5, 1994.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)
                             (dollars in thousands)

2.   Pro forma adjustments to consolidated balance sheet (continued):

     (g) Adjustment to reflect estimated tax distribution required to be paid to Class B interest holders as a result of the capital gain recognized from the sale transaction.

     (h) Adjustment to reflect accrued expenses related to sale of three Electrical Group Divisions, such as investment banking fees, legal, severance and other divestiture costs.

     (i) Adjustment to reflect mandatory repayment of senior notes in accordance with Note Purchase Agreement dated December 15, 1992.

     (j) Adjustment to reflect repayment of outstanding bank revolving credit borrowings.

     (k) Adjustment to reflect net assets sold based on September 30, 1994 book values plus estimated capital gain recognized less required tax distribution (reference Note 1 and pro forma adjustments (a) and (g).

3. Pro forma adjustments to consolidated statement of income for the nine months ended September 30, 1994:

     (l) Adjustments to reflect elimination of the results of operations for the Electrical Group Divisions for the nine months ended September 30, 1994.

     (m) Interest income that would have been earned from excess cash balances approximates $130 for the nine months ended September 30, 1994 based on an assumed short-term investment rate of 3.5%. This amount is not reflected in the accompanying pro forma consolidated statement of income.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)
                             (dollars in thousands)

3. Pro forma adjustments to consolidated statement of income for the nine months ended September 30, 1994 (continued):

     (n) Adjustment to reflect reduced interest expense resulting from the repayment of the outstanding bank revolving credit borrowings and senior notes (reference pro forma adjustments (i) and (j).

4. Pro forma adjustments to consolidated statement of income for the year ended December 31, 1993:

     (o) Adjustments to reflect elimination of the results of operations for the Electrical Group Divisions for the year ended December 31, 1993.

     (p) Interest income that would have been earned from excess cash balances approximates $308 for the year ended December 31, 1993 based on an assumed short-term investment rate of 3.7%. This amount is not reflected on the accompanying pro forma consolidated statement of income.

     (q) Adjustment to reflect reduced interest expense resulting from the repayment of the outstanding bank revolving credit borrowings and senior notes (reference pro forma adjustments (i) and (j).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SUN DISTRIBUTORS L.P.


                                        By /s/ Louis J. Cissone
                                           --------------------------
                                               Louis J. Cissone
                                           Senior Vice President and
                                            Chief Financial Officer
DATE: December 20, 1994

                                 EXHIBIT INDEX


Exhibit
Number                                                              Page
- - ------                                                              ----


2.1       Asset Purchase Agreement for the Acquisition
          of the Assets of the Electrical Products Group
          Division of SDI Operating Partners, L.P. by
          Consolidated Electrical Distributors, Inc.,
          dated as of October 4, 1994, as amended.                   12